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                                    EXHIBIT 5

                               FORM OF APPLICATION
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CANADA LIFE
INSURANCE COMPANY OF NEW YORK                                    APPLICATION FOR
500 MAMARONECK AVENUE                   SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
HARRISON, NEW YORK  10528
(800) 905-1959


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1.  OWNERS (APPLICANTS)
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Name*
     ---------------------------------------------------------------
             First           Middle         Last
Address
       -------------------------------------------------------------
            Street
--------------------------------------------------------------------
            City           State            Zip
                                              ------- ------ -------
Sex [ ]M  [ ]F [ ]Other          Date of Birth
                                              ------- ------ -------
                                               Month    Day   Year
Daytime Phone Number  (          )
                                   ---------------------------------
                                 or
---------------------------------  ------------------------------
     Social Security Number                Tax ID Number

Client Brokerage Acct. # (If applicable)
                                        ----------------------------
================================================================================
JOINT OWNER (Optional)

Name*
     ---------------------------------------------------------------
             First         Middle           Last

Sex [ ]M  [ ]F [ ]Other         Date of Birth
                                              ------- ------ -------
                                               Month    Day   Year

                                 or
---------------------------------  ------------------------------
     Social Security Number                Tax ID Number

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2.  BENEFICIARIES
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    Enclose signed letter if more information is required.
1.  Name*
         -----------------------------------------------------------
             First         Middle           Last

                                 or
---------------------------------  ------------------------------
     Social Security Number                Tax ID Number

Relationship                              Percentage            %
            ------------------------------          ------------
2.  Name*
         -----------------------------------------------------------
             First         Middle           Last

                                 or
---------------------------------  ------------------------------
     Social Security Number                Tax ID Number

Relationship                              Percentage            %
            ------------------------------          ------------
================================================================================
CONTINGENT BENEFICIARY
Name*
     ------------------------------------------------------------
             First         Middle           Last

                                 or
---------------------------------  ------------------------------
     Social Security Number                Tax ID Number

Relationship                              Percentage            %
            ------------------------------          ------------
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3.  TYPE OF ACCOUNT (MUST BE COMPLETED)
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IRA:  [ ] Traditional  [ ] Roth           [ ]   Simple   [ ]   SEP
IRA Transfer/Rollover? [ ] Yes            [ ]   No       IRA Tax Year is
[ ] 401(k)             [ ] 457            [ ]   Non-Qualified
[ ] 403(b)             [ ] Keogh (HR-10)  [ ]   Other
                                                     ---------------------------

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4.  ANNUITANTS  (IF DIFFERENT FROM OWNER)
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Name*
     ---------------------------------------------------------------
             First           Middle         Last
Address
       -------------------------------------------------------------
            Street
--------------------------------------------------------------------
            City           State            Zip
                                              ------- ------ -------
Sex [ ]M  [ ]F                   Date of Birth
                                              ------- ------ -------
                                               Month    Day   Year
---------------------------------
     Social Security Number
================================================================================
JOINT-ANNUITANT (Optional)

Name*
     ---------------------------------------------------------------
             First           Middle         Last

Sex [ ]M  [ ]F [ ]Other          Date of Birth
                                              ------- ------ -------
                                               Month    Day   Year
---------------------------------
     Social Security Number

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5.  MY INVESTMENT
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Allocate payment with application of $                as indicated below
                                      ---------------
(MUST TOTAL 100%):



       % CLASF International Equity     10/30                      % Alger Growth               83/93
------                                                        -----
       % CLASF Money Market             11/31                      % Alger Leveraged AllCap     85/95
------                                                        -----
       % CLASF Managed                  12/32                      % Alger MidCap               84/94
------                                                        -----
       % CLASF Bond                     13/33                      % Alger Small Cap            82/92
------                                                        -----
       % CLASF Value Equity             14/34                      % Berger/BIAM IPT Intern'l   88/98
------                                                        -----
       % CLASF Capital                  15/35                      % Berger/BIAM Small Co. Gro. 89/99
------                                                        -----
       % Fidelity Asset Mgr             16/36                      % Dreyfus Cap'l Appreciation 46/47
------                                                        -----
       % Fidelity Contrafund            52/72                      % Dreyfus Growth & Income    80/90
------                                                        -----
       % Fidelity Growth                17/37                      % Dreyfus Socially Respon.   81/91
------                                                        -----
       % Fidelity Growth Opps.          53/73                      % Montgomery Emerg. Mkts     86/96
------                                                        -----
       % Fidelity High Income           18/38                      % Montgomery Growth          87/97
------                                                        -----
       % Fidelity Index 500             20/40                      % Seligman Comm & Info       50/70
------                                                        -----
       % Fidelity Overseas              19/39                      % Seligman  Frontier         51/71
------                                                        -----
       % Fixed Account (301)
------

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6.  REPLACEMENT
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Will this Annuity replace or change any other insurance or annuity?

[ ] No   [ ] Yes -   Company
                            ---------------------------------------------------

                     Policy No.               (Please attach replacement forms.)
                               ---------------
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7.  FOR CLAFS OFFICE USE ONLY
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To be completed by CLAFS Office/Office of Supervisory Jurisdiction.  Has this application been reviewed by the Office of Supervisory
Jurisdiction?  [ ]Yes [ ] No


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    Authorized Signature                           Date

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8.  FOR AGENTS ONLY
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Questions?  Contact either your broker/dealer or Canada Life at (800) 905-1959.


[ ] Option A  (No Trail)   [ ] Option B  (Trail)   [ ] Option C  (Trail)   [ ] Option D (Trail)



* Unless subsequently changed in accordance with terms of Policy issued. V1042-4/98NY

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9. SERVICE OPTIONS
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BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO
INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS


================================================================================
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                       TELEPHONE TRANSFER AUTHORIZATION
---------------------
I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================
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                        DOLLAR COST AVERAGING*
---------------------

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $           From                    Start Date
          -----------    --------------------          -------------------------
Stop Date            or Number of Transfers                on a
         ------------                      ----------------
[ ] Monthly  [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

Transfer above amount to (please use numeric codes listed in Section 5):

-----------------   ------------------  -------------------   ------------------

-----------------   ------------------  -------------------   ------------------

-----------------   ------------------  -------------------   ------------------

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10. REMARKS
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================================================================================
--------------------
                     SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)*
--------------------

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.


Select One: [ ]Checking (attach voided check)   [ ]Savings (attach deposit slip)

Withdraw:   [ ]Maximum amount allowed without incurring a Surrender

Charge, or  $          , to start on          /        /
             ----------              ------------------------------
                                       Month     Day      Year

Stop Date:                  or Number of Withdrawals:     .
          ------------------                         -----

Withdraw From (please use numeric codes listed in Section 5):

-----------------   ------------------  -------------------   ------------------

-----------------   ------------------  -------------------   ------------------

-----------------   ------------------  -------------------   ------------------

-----------------   ------------------  -------------------   ------------------

Frequency of Withdrawal:  [ ]Monthly  [ ]Quarterly   [ ]Semi-Annually   [ ]Annually

Please  [ ]Withhold     [ ]Do Not Withhold Federal Income Taxes. (If left blank,
10% of federal taxes will be automatically withheld).

================================================================================
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                      PORTFOLIO REBALANCING *
---------------------

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:  [ ]Quarterly    [ ]Semi-Annually    [ ]Annually

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11.  SIGNATURES
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STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s)
signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS
FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.


I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.


[ ] I/WE REQUEST THE STATEMENT OF ADDITIONAL INFORMATION.

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
    Signed in (State)         Date Signed                 Signature of Owner/Applicant          Signature of Joint Owner

------------------------------------------------------------------------------------------------------------------------------
    Signature of Annuitant (if different from Owner)      Signature of Joint-Annuitant (if different from Owner)

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    Signature of Irrevocable Beneficiary (if designated)

STATEMENT OF AGENT: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ]is [ ]is not involved.

FOR CLAFS AGENTS ONLY: You MUST enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.


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
   Print Registered Representative/Agent Name         Name of Firm                          Date Signed


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   Signature of Agent                                 Branch Address(if designated)


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   Agent Number                                       State License ID Number               Agent Phone Number     Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.

V1042-4/98NY